Filed pursuant to Rule 497

File No. 333-178548

Supplement dated August 30, 2013

to

Prospectus dated May 14, 2013

_________________________________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated May 14, 2013 (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus before you decide to invest.

This supplement updates the Prospectus as follows: (i) reflects the replacement of Margaret Fitzgerald for Jeremy Davis as controller of the Company, effective August 30, 2013; and (ii) incorporates certain changes to the Company’s share repurchase program adopted by its board of directors on August 30, 2013.

_________________________________________

This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces the section entitled “Prospectus Summary–Share Repurchase Program” on pages 12 through 13 of the Prospectus with the following:

Share Repurchase Program

During the term of this offering, we do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Our board of directors has authorized us to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers to allow our stockholders to sell their shares back to us. Tender offers will be conducted in accordance with Rule 13e-4 under the Exchange Act, and we expect the closing date of each tender offer to be on or about the first days of January, April, July and October, subject to weekends and holidays. Tender offers will be made at a price per share equal to the net asset value per share, as determined by us within 48 hours prior to the commencement of the applicable tender offer, or the Commencement Date. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares we repurchase during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may tender all of the shares of our common stock that you own. There is no repurchase priority for a stockholder under the circumstances of death or disability of such stockholder.

To the extent the number of shares of our common stock tendered to us exceeds the number of shares we have offered to repurchase, we will repurchase shares on a pro rata basis. Moreover, we will have no obligation to repurchase shares if the repurchase would violate the 1940 Act, or restrictions imposed by Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. The foregoing limitations and restrictions may prevent us from accommodating all repurchase requests made in any year.

Tender offers to repurchase our shares will only be conducted when our board of directors determines it is in our best interests to repurchase shares of our common stock. Factors the board of directors will consider include:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares of our common stock or portions thereof; and
•	the condition of the securities markets.

There is no assurance that our board or directors will exercise its discretion to continue to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

See “Description of Our Securities — Limited Repurchase Rights” and “Share Repurchase Program.”

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

This supplement replaces the first full question and answer on page 30 of the Prospectus with the following:

Q: Are there any restrictions on the transfer of shares?

A: No. Shares of our common stock have no preemptive, exchange, conversion or redemption rights, but are entitled to the limited repurchase rights described elsewhere in this prospectus relating to our share repurchase program. Additionally, shares of our common stock are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. We do not intend to list our securities on any securities exchange during the offering period, and we do not expect there to be a public market for our shares in the foreseeable future. As a result, your ability to sell your shares will be limited. We will not charge for transfers of our shares except for necessary and reasonable costs actually incurred by us.

RISK FACTORS

This supplement replaces the second full risk factor on page 51 of the Prospectus with the following:

Pursuant to our share repurchase program, we will repurchase your shares on a quarterly basis, subject to certain restrictions and limitations. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

Our board of directors has authorized us to commence share repurchases, not to exceed on an annual basis approximately 10% of our weighted average number of outstanding shares in the prior 12-month period, pursuant to tender offers to our stockholders on a quarterly basis at a price equal to the net asset value per share, as determined by us within 48 hours prior to the Commencement Date, subject to weekends and holidays. The share repurchase program includes numerous restrictions that will limit your ability to sell your shares. Unless our board of directors determines otherwise, we will limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the issuance of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from the sale of our investments to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. To the extent that the number of shares tendered to us for repurchase exceeds the number of shares that we have offered or are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Moreover, we will have no obligation to repurchase shares if the repurchase would violate the 1940 Act, or restrictions imposed by Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits and restrictions may prevent us from accommodating all repurchase requests made in any year. In addition, our board of directors may suspend or terminate the share repurchase program. We will notify you of such developments: (i) in our quarterly reports or (ii) by means of a separate mailing to you. In addition, even if we implement a share repurchase program, we will have discretion to suspend or terminate the program, and to cease repurchases. Further, the program has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

This supplement replaces the last risk factor on page 51 of the Prospectus with the following:

The tender offer prices pursuant to our share repurchase program will be equal to net asset value determined by us within 48 hours prior to commencement of any tender offer, which prices may be less than net asset value per share as of our most recent quarterly or annual report and less than our net asset value per share at the closing of the tender offer period or the price at which shares of our common stock are sold to the public after commencement of any tender offer.

In connection with any quarterly tender offer pursuant to our share repurchase program, the tender offer price will be equal to our net asset value per share of our common stock as determined by a committee of our board of directors within 48 hours prior to the Commencement Date of such tender offer. Such net asset value and tender offer price may be lower than what an investor paid in connection with the purchase of shares of common stock in our offering, in which case the tendering investor may lose money on the sale of such investor’s shares to us.

In addition, during our offering period, we intend to hold semi-monthly closings of the sale of shares of our common stock at a price not less than our net asset value per share as determined by a committee of our board of directors within 48 hours prior to the closing date of any such sale. Such net asset value per share and sale price may be higher than the net asset value determined within 48 hours of the Commencement Date of any tender offer, in which event any tendering investor will not receive the benefit of such value appreciation between the Commencement Date and the closing date of any such tender offer.

MANAGEMENT

This supplement replaces the section entitled “Management—Board of Directors and Officers—Officers” beginning on page 96 of the Prospectus with the following:

Officers

The following persons serve as our officers in the following capacities:

Name	Age	Position(s) Held with the Company	Officer Since
Sherri W. Schugart	47	President and Chief Executive Officer	2013
Ryan T. Sims	41	Chief Financial Officer and Secretary	2011
Susan Dudley	44	Chief Compliance Officer	2011
Margaret Fitzgerald	34	Controller	2013

The address of each of our directors is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

This supplement replaces the section entitled “Management—Board of Directors and Officers—Biographical Information—Officers (who are not directors)—Jeremy Davis” on page 99 of the Prospectus with the following:

Margaret Fitzgerald. Ms. Fitzgerald joined Hines in July 2008. Ms. Fitzgerald serves as our Controller and is currently the Senior Controller of our Adviser, HMS Adviser LP. In this role, Ms. Fitzgerald is responsible for the oversight of the accounting and financial reporting functions of this entity. Prior to this time, Ms. Fitzgerald served as a Senior Controller for the general partner of the advisors for Hines Real Estate Investment Trust and Hines Global REIT. In these roles, she was responsible for technical accounting and reporting matters. Additionally, she has served and continues to provide accounting policy guidance to other Hines entities. Prior to joining Hines, Ms. Fitzgerald worked for Navigant Consulting and in the Division of Corporation Finance at the Securities and Exchange Commission. Additionally, prior to joining Hines, she worked in the audit practice of KPMG LLP, serving clients in the financial services industry. She holds a Bachelor of Arts in Accounting from Southwestern University and is a certified public accountant.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

This supplement replaces the second sentence of the third full paragraph of the section entitled “Certain Relationships and Related Party Transactions—Our Advisers” on page 119 of the Prospectus with the following:

Similarly, Mr. Sims, Ms. Dudley and Ms. Fitzgerald are the Chief Financial Officer, Chief Compliance Officer and Controller of the Company, respectively, and hold the same positions with the general partner of our Adviser or with our Adviser, as applicable.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

This supplement replaces the table found on page 123 of the Prospectus under the section entitled “Control Persons and Principal Stockholders” with the following:

Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage of Current Ownership(2)	Percentage Assuming Maximum Amount is Purchased
5% Stockholders:
DJ-PEI Partners(3)	287,107.60	9.6%	*
HMS Investor LLC(4)	861,323.81	28.8%	*
Interested Directors:
Charles N. Hazen	----	----	----
Curtis L. Hartman(5)	----	----	----
Independent Directors:
Peter Shaper	----	----	----
John O. Niemann, Jr.	----	----	----
Gregory R. Geib	----	----	----
Officers (that are not directors)
Sherri W. Schugart	----	----	----
Ryan T. Sims	----	----	----
Susan Dudley	2,599.23	*	*
Margaret Fitzgerald	----	----	----
All officers and directors as a group (nine persons)	2,599.23	*	*

* Represents less than 1.0%.

(1)	Except for Mr. Hartman and DJ-PEI Partners, the address of each beneficial owner is c/o HMS Income Fund, Inc., 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.
(2)	Based on a total of 2,993,288.61 shares issued and outstanding as of August 29, 2013.
(3)	DJ-PEI Partners is a Texas partnership. The address of DJ-PEI Partners is 400 Pine Street, Suite 900, Abilene, Texas 79601.
(4)	HMS Investor LLC is a Delaware limited liability company. Hines Investment Holdings Limited Partnership is the 92% member of HMS Investor LLC and, as such, has voting and dispositive power over the 861,323.81 shares owned by HMS Investor LLC. JCH Investments, Inc. is the general partner of Hines Investment Holdings Limited Partnership and, as such, shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC. As a result of his position at JCH Investments, Inc., Jeffrey C. Hines also shares voting and dispositive power over the 861,323.81 shares held by HMS Investor LLC.
(5)	Mr. Hartman’s address is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056-6118.

DESCRIPTION OF OUR SECURITIES

This supplement replaces the third sentence of the first paragraph in the section entitled “Description of our Securities—Common Stock” on page 127 of the Prospectus with the following:

Shares of our common stock have no preemptive, exchange, conversion or redemption rights, but are entitled to the limited repurchase rights relating to our share repurchase program.

This supplement deletes in its entirety the section entitled “Description of our Securities—Limited Repurchase Rights” on pages 129 and 130 of the Prospectus.

SHARE REPURCHASE PROGRAM

This supplement replaces the section entitled “Share Repurchase Program” on pages 157 through 158 of the Prospectus with the following:

During the term of this offering, we do not intend to list our shares on a securities exchange, and we do not expect there to be a public market for our shares. As a result, if you purchase shares of our common stock, your ability to sell your shares will be limited.

Our board of directors has authorized us to commence a share repurchase program pursuant to which we intend to conduct quarterly tender offers to allow our stockholders to sell their shares back to us. Tender offers will be conducted in accordance with Rule 13e-4 under the Securities Exchange Act of 1934, and we expect the closing date of each tender offer to be on or about the first days of January, April, July and October, subject to weekends and holidays. Tender offers will be made at a price per share equal to the net asset value per share, as determined by us within 48 hours prior to the Commencement Date. Our share repurchase program includes numerous restrictions that limit your ability to sell your shares.

Unless our board of directors determines otherwise, we will limit the number of shares we repurchase during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. See “Distribution Reinvestment Plan.” At the sole discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of investments to repurchase shares. We will limit repurchases in each quarter to 2.5% of the weighted average number of shares of our common stock outstanding in the prior four calendar quarters. You may tender all of the shares of our common stock that you own. There is no repurchase priority for a stockholder under the circumstances of death or disability of such stockholder.

To the extent the number of shares of our common stock tendered to us exceeds the number of shares we have offered to repurchase, we will repurchase shares on a pro rata basis. Moreover, we will have no obligation to repurchase shares if the repurchase would violate the 1940 Act, or restrictions imposed by Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. The foregoing limitations and restrictions may prevent us from accommodating all repurchase requests made in any year.

Tender offers to repurchase our shares will only be conducted when our board of directors determines it is in our best interests to repurchase shares of our common stock. Factors the board of directors will consider include:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•	the liquidity of our assets (including fees and costs associated with disposing of assets);
•	our investment plans and working capital requirements;
•	the relative economies of scale with respect to our size;
•	our history in repurchasing shares of our common stock or portions thereof; and
•	the condition of the securities markets.

There is no assurance that our board or directors will exercise its discretion to continue to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our stockholders’ requests for repurchase. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Stockholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

Transfer on death designation. You have the option of placing a transfer on death, or TOD, designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of Louisiana or Puerto Rico. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement.

_________________________________________